o BT INVESTMENT FUNDS o

                                  Utility Fund

                                  ANNUAL REPORT
                                 ---------------
                                 DECEMBER o 1996

================================================================================
Utility Fund

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders .....................................................   3

Utility Fund
      Statement of Assets and Liabilities ..................................   5
      Statement of Operations ..............................................   5
      Statement of Changes in Net Assets ...................................   6
      Financial Highlights .................................................   7
      Notes to Financial Statements ........................................   8
      Report of Independent Accountants ....................................   9

Utility Portfolio
      Schedule of Portfolio Investments ....................................  10
      Statement of Assets and Liabilities ..................................  11
      Statement of Operations ..............................................  11
      Statement of Changes in Net Assets ...................................  12
      Financial Highlights .................................................  12
      Notes to Financial Statements ........................................  13
      Report of Independent Accountants ....................................  14

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Utility Fund

Letter to Shareholders
--------------------------------------------------------------------------------

The Utility Fund (the "Fund") returned 4.67% for the twelve months ended December 31, 1996, outperforming its benchmark, the S&P Utility Index, which had a return of 3.12% for the same time period. Since its inception on August 3, 1992, the Fund is up 36.86%, cumulatively, as of December 31, 1996. This is a 7.37% average annualized total return.*

It should be noted that performance for the Fund is difficult to measure against the traditional S&P Utility Index because, as indicated in our last report, the composition of the Index was changed as of July 1, 1996 to eliminate the telecommunications sector. As a result, for attribution comparisons going forward, the Fund currently has under consideration a modified benchmark, which is more accurately representative of the Fund objective.**

MARKET ACTIVITY

The process of dramatic change that began for the utility industry in early 1996 continued throughout the remainder of the year.

--------------------------------------------------------------------------------
                                   Objective
Seeks high level of current income with the preservation of capital. Also seeks to achieve growth of income and capital appreciation, but only when consistent with the primary objective.
--------------------------------------------------------------------------------

The electric utility sector is in the midst of a monumental transition from a vertically integrated, monopoly driven industry to one that is anticipated to be very competitive and significantly restructured over the next few years. In fact, all utility customers are expected to have competitive choices in the next five to ten years. Electric utility price performance clearly reflected the uncertainties and risks associated with this transition, overall finishing down for the year. Still, electric prices did have two upswings--at the end of the second quarter and again in the early fourth quarter--most likely reflecting investors growing appetite for defensive issues. The telecommunications industry also went through a transition this past year. On February 1, 1996, the Telecom Bill was passed by both the House and the Senate. This legislation allows long distance carriers to compete in the local telephone market nationwide and ultimately allows the incumbent local exchange carriers to enter into the long distance industry. Price performance reflected the changing dynamics, with the regional Bell operating companies and GTE, for example, down through September 1996 and then up through the end of the year. This sub-sector finished relatively flat for the twelve months overall. Long distance carriers' performance was down through July and then struggled back to finish flat as well--primarily due to the challenges faced by AT&T.

--------------------------------------------------------------------------------
                             Investment Instruments
Equity securities of public utility companies including the electric, natural gas, water, telephone, telegraph and other public communication sectors.
--------------------------------------------------------------------------------

The natural gas sector's price performance remained very positive for the year, as merger and acquisition activity and the supply/demand balance continued to favor these securities.

================================================================================
Ten Largest Stock Holdings
================================================================================
Bell Atlantic Corp.                                     CINergy Corp.
--------------------------------------------------------------------------------
Ameritech Corp.                                         SBC Communications, Inc.
--------------------------------------------------------------------------------
GTE Corp.                                               Enron Corp.
--------------------------------------------------------------------------------
Teleport Communications Group, Inc.                     Southern Co.
--------------------------------------------------------------------------------
BellSouth Corp.                                         FPL Group, Inc.
================================================================================

INVESTMENT REVIEW

The Fund outperformed its benchmark for the year primarily due to strong stock selection and its sector weighting strategy. For most of the year, the Fund stayed overweighted in the natural gas sector, underweighted in the telecommunications sector, and neutral in the electric utility sector.

The telecommunications sector remained difficult to anticipate, so, given the changing dynamics of the industry, we concentrated on companies with strong fundamentals and competitive positioning. Within the electric utility sector, we focused on those companies that are well positioned for a deregulated market. Natural gas fundamentals remained intact, with prices around the $3.00/mcf mark. Slightly cooler weather, full pipeline capacity from Canada, growing energy demands from Asia, and tighter supply coming out of the MidEast all led to a positive scenario for the natural gas sector in 1996.

MANAGER OUTLOOK

In light of growing competitive and deregulation pressures throughout, we continue to focus on high quality names in the electric, natural gas, and telecommunications sectors. We anticipate that the transition being undergone by the electric utilities will continue to unfold over the next two years. We believe that companies will realign and/or disaggregate their businesses, as some exit the generation business and others exit the distribution business. Still others will create larger companies, particularly seeking new business opportunities in the gas industry, international power industry, power marketing, and elsewhere.

There have already been six transactions in this sector, all converging electrics and natural gas. In general, this combination includes large stock price premiums for the gas company, less regulatory scrutiny than in the purchase of one electric utility by another, and dilution for the acquiring electric utility shareholders in the first year or two of the combination. The objective is to develop new products and services for electric customers as well as to accelerate earnings growth in the face of deregulation.

The next year will likely remain a challenge for the electric sector, given the significant and ongoing merger and acquisition activity

----------
* Past performance is not indicative of future results. Investment return and principal value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than their original cost.

** The S&P Utility Index was rebalanced from a weighting of electrics (36%), natural gas (12%) and telecommunications (53%) to a current weighting of electrics (75%) and natural gas (25%). The modified benchmark under consideration consists of the following sectors: electrics (45%), natural gas (15%), telephone (15%), long distance (15%) and cellular and wireless (10%). The performance would be calculated using the following indices: S&P Utility Index (60%), S&P Telecom-Telephone Index (15%), S&P Telecom-Long Distance Index (15%) and S&P Telecom-Cellular/Wireless Index (10%).

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Utility Fund

Letter to Shareholders
--------------------------------------------------------------------------------

    [The following table was depicted as a pie graph in the printed material]

--------------------------------------------------------------------------------
                    Diversification of Portfolio Investments
--------------------------------------------------------------------------------
                       By Sector as of December 31, 1996
                    (percentages are based on market value)

                         Utility-Electric          41%
                         Telecommunications        33%
                         U.S. Government & Agency   4%
                         Utility-Gas               22%

here. The dichotomy between those equipped for a more competitive environment and those unable to adapt will also continue to emerge. Still, valuation levels may entice investors looking for a defensive posture.

Within the telecommunications industry, the deregulation environment will probably continue to be an overhang through 1997, as several components to the Telecommunications Bill are debated. Access charge reform and universal service, in particular, will be hot topics. Competitive providers will likely continue to be the biggest winners, as they benefit from an environment favoring facilities-based companies and from takeover speculation, given MCIC's stated priority, toward the end of 1996, to enter local markets.

We expect natural gas fundamentals to continue to be very strong. For one, stock market prices of many of these companies do not even approximate current commodity pricing valuations. In addition, numerous factors argue for prices to trend higher, including the fact that the reserve life of natural gas in the U.S. is under eight years now, as compared to 12.5 years in 1984. We will, of course, continue to closely observe economic conditions and how they affect the financial markets, as we seek to provide a high level of current income.

As always, we appreciate your ongoing support of the BT Investment Utility Fund and look forward to serving your investment needs for many years to come.


                                 /s/ Jim Giblin
                                 --------------
                                   Jim Giblin
                            Portfolio Manager of the
                               Utility Portfolio
                               December 31, 1996

================================================================================

Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in the Utility Fund and the S&P Utility Index since August 31, 1992.

--------------------------------------------------------------------------------
                                  Total Return
                            Ended December 31, 1996

                           One Year    Since 8/3/92*
                              4.67%           36.86%
* The Fund's inception date.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

   [The following table was depicted as a line graph in the printed material]

     ----    Utility Fund - $13,645
     - - - - S&P Utility Index - $15,833

8/92     10000    10000
9/92     9970     10072
12/92    10215    10327
3/93     11004    11441
6/93     11239    11712
9/93     11784    12532
12/93    11343    11818
3/94     10526    10842
6/94     10059    10839
9/94     10223    10890
12/94    10019    10879
3/95     10415    11630
6/95     10839    12494
9/95     11829    13895
12/95    13036    15353
3/96     12750    14623
6/96     13153    15361
9/96     12602    14843
12/96    13645    15833

Past performance is not indicative of future performance. The S&P Utility Index is unmanaged, and investments may not be made in an index.

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Utility Fund

Statement of Assets and Liabilities December 31, 1996
--------------------------------------------------------------------------------

 Assets
 Investment in Utility Portfolio, at Value .....................  $ 7,766,518
 Prepaid Expenses and Other ....................................        3,207
 Due from Bankers Trust ........................................        8,119
                                                                  -----------
 Total Assets ..................................................    7,777,844
                                                                  -----------
 Liabilities
 Accrued Expenses and Other ....................................       33,779
                                                                  -----------
 Net Assets ....................................................  $ 7,744,065
                                                                  ===========
 Shares Outstanding ($0.001 par value per share,
      unlimited number of shares of beneficial
      interest authorized) .....................................      669,072
                                                                  ===========
 Net Asset Value, Offering and Redemption
      Price Per Share (net assets divided
      by shares outstanding) ...................................  $     11.57
                                                                  ===========
 Composition of Net Assets
      Paid-in Capital ..........................................  $ 9,105,923
      Undistributed Net Investment Income ......................        8,116
      Accumulated Net Realized Loss from Investment Transactions   (3,099,951)
      Net Unrealized Appreciation on Investments ...............    1,729,977
                                                                  -----------
 Net Assets, December 31, 1996 .................................  $ 7,744,065
                                                                  ===========

================================================================================

Statement of Operations For the year ended December 31, 1996
--------------------------------------------------------------------------------

     Investment Income
          Income Allocated from Utility Portfolio, net .......  $ 297,665
                                                                ---------
     Expenses
          Administration and Services Fees ...................     54,819
          Printing and Shareholder Reports ...................     25,798
          Registration Fees ..................................     16,346
          Professional Fees ..................................     10,877
          Trustees Fees ......................................      2,652
          Miscellaneous ......................................      1,587
                                                                ---------
          Total Expenses .....................................    112,079
          Less: Expenses Absorbed by Bankers Trust ...........    (57,260)
                                                                ---------
               Net Expenses ..................................     54,819
                                                                ---------
     Net Investment Income ...................................    242,846
                                                                ---------
     Realized and Unrealized Gain (Loss) on Investments
          Net Realized Gain from Investment Transactions .....    781,009
          Net Change in Unrealized Depreciation on Investments   (698,140)
                                                                ---------
     Net Realized and Unrealized Gain on Investments .........     82,869
                                                                ---------
     Net Increase in Net Assets from Operations ..............  $ 325,715
                                                                =========

                   See Notes to Financial Statements on Page 8

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Utility Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            For the             For the
                                                                           year ended         year ended
                                                                        December 31, 1996   December 31, 1995
                                                                          ------------       ------------
Increase (Decrease) in Net Assets from:
Operations
     Net Investment Income .............................................  $    242,846       $    553,070
     Net Realized Gain (Loss) from Investment Transactions .............       781,009           (976,540)
     Net Change in Unrealized Appreciation (Depreciation) on Investments      (698,140)         4,040,936
                                                                          ------------       ------------
Net Increase in Net Assets from Operations .............................       325,715          3,617,466
                                                                          ------------       ------------
Distributions to Shareholders
     Net Investment Income .............................................      (235,462)          (569,392)
                                                                          ------------       ------------
Capital Transactions in Shares of Beneficial Interest
     Net Proceeds from Shares Sold .....................................       100,980            518,659
     Dividend Reinvestments ............................................       213,511            401,054
     Value of Shares Redeemed ..........................................    (2,885,777)       (10,646,176)
                                                                          ------------       ------------
Net Decrease from Capital Transactions in Shares of Beneficial Interest.    (2,571,286)        (9,726,463)
                                                                          ------------       ------------
Total Decrease in Net Assets ...........................................    (2,481,033)        (6,678,389)
Net Assets
Beginning of Year ......................................................    10,225,098         16,903,487
                                                                          ------------       ------------
End of Year (including undistributed net investment income
     of $8,116 and $732 for 1996 and 1995, respectively) ...............  $  7,744,065       $ 10,225,098
                                                                          ============       ============

                  See Notes to Financial Statements on Page 8

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Utility Fund

Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods presented for the Utility Fund.

                                                                                                                 For the period
                                                                           For the year ended                    August 3, 1992
                                                                               December 31,                     (Commencement of
                                                           ---------------------------------------------------   Operations) to
                                                              1996         1995          1994          1993     December 31, 1992
                                                           ----------   ----------    ----------    ----------    ----------
Per Share Operating Performance:
Net Asset Value, Beginning of Period ....................  $    11.37   $     9.10    $    10.83    $    10.10    $    10.00
                                                           ----------   ----------    ----------    ----------    ----------
Income from Investment Operations
  Net Investment Income .................................        0.33         0.40          0.48          0.39          0.15
  Net Realized and Unrealized Gain (Loss) on
    Investment Transactions .............................        0.19         2.28         (1.74)         0.73          0.10
                                                           ----------   ----------    ----------    ----------    ----------
Total from Investment Operations ........................        0.52         2.68         (1.26)         1.12          0.25
                                                           ----------   ----------    ----------    ----------    ----------
Distributions to Shareholders
Net Investment Income ...................................       (0.32)       (0.41)        (0.47)        (0.39)        (0.15)
                                                           ----------   ----------    ----------    ----------    ----------
    Net Asset Value, End of Period ......................  $    11.57   $    11.37    $     9.10    $    10.83    $    10.10
                                                           ==========   ==========    ==========    ==========    ==========
Total Investment Return .................................        4.67%       30.12%       (11.67%)       11.04%         6.09%*
Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted) ..............  $    7,744   $   10,225    $   16,903    $   37,558    $   15,997
  Ratios to Average Net Assets:
    Net Investment Income ...............................        2.88%        3.79%         4.57%         3.59%         4.55%*
    Expenses, including expenses of the Utility Portfolio        1.25%        1.25%         1.25%         1.25%         1.25%*
    Decrease Reflected in Above Expense Ratio Due
      to Absorption of Expenses by Bankers Trust ........        1.13%        0.65%         0.48%         0.39%         0.96%*

----------
*    Annualized

                   See Notes to Financial Statements on Page 8

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Utility Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies

A.  Organization

BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Utility Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on August 3, 1992. The Fund invests substantially all of its assets in the Utility Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At December 31, 1996, the Fund's investment was 99.9% of the Portfolio.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report.

B.  Investment Income

The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

C.  Dividends

It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will be made annually.

D.  Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code and distribute its income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

E.  Other

The Trust accounts separately for the assets, liabilities and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to the Trust are allocated among the Funds in the Trust.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements.

Note 2--Fees and Transactions with Affiliates

The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of 0.65 of 1% of the Fund's average daily net assets. For the year ended December 31, 1996, this fee aggregated $54,819.

On September 30, 1996, the Trust entered into a Distribution Agreement with Edgewood Services, Inc. ("Edgewood"). Prior to September 30, Signature Broker-Dealer Services, Inc. ("Signature") was the Trust's distributor. Under the Distribution Agreement with the Trust, pursuant to Rule 12b-1 of the 1940 Act, Edgewood, and previously Signature, may seek reimbursement at an annual rate not exceeding 0.20 of 1% of the Fund's average daily net assets, for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares. For the year ended December 31, 1996, there were no reimbursable expenses incurred under this agreement.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Fund to the extent necessary to limit all expenses to 0.65 of 1% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.25 of 1% of the average daily net assets of the Fund, including expenses of the Portfolio. For the year ended December 31, 1996, expenses of the Fund have been reduced by $57,260.

The Fund is subject to such limitations as may from time to time be imposed by the Blue Sky laws of states in which the Fund sells its shares. Currently, the most restrictive jurisdiction imposed expense limitations of 2.5% of the first $30,000,000 of the average daily net assets, 2.0% of the next $70,000,000 and 1.5% of any excess over $100,000,000.

Certain trustees and officers of the Fund are also directors, officers and/or employees of Edgewood. None of the trustees so affiliated received compensation for services as trustees of the Fund. Similarly, none of the Fund's officers received compensation from the Fund.

Note 3--Shares of Beneficial Interest

At December 31, 1996, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                          For the year ended             For the year ended
                          December 31, 1996               December 31, 1995
                       ------------------------     ---------------------------
                        Shares        Amount          Shares          Amount
                       --------     -----------     ----------     ------------
Sold ..............       9,068     $   100,980         53,280     $    518,659
Reinvested ........      19,034         213,511         40,122          401,054
Redeemed ..........    (257,992)     (2,885,777)    (1,051,315)     (10,646,176)
                       --------     -----------     ----------     ------------
Net Decrease ......    (229,890)    $(2,571,286)      (957,913)    $ (9,726,463)
                       ========     ===========     ==========     ============

Note 4--Capital Loss Carryforward

At December 31, 1996, accumulated net realized capital loss carryforward available as a reduction against future net realized capital gains aggregated $3,074,589 of which $2,032,104 and $1,042,485 will expire in 2002 and 2003, respectively.

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Utility Fund

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Shareholders of BT Investment Funds:

We have audited the accompanying statement of assets and liabilities of the Utility Fund (one of the Funds comprising BT Investment Funds) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period August 3, 1992 (commencement of operations) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Utility Fund of BT Investment Funds as of December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Kansas City, Missouri
February 3, 1997

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Utility Portfolio

Schedule of Portfolio Investments December 31, 1996
--------------------------------------------------------------------------------

   Shares                       Description                                Value
   ------                       -----------                                -----

               COMMON STOCKS - 96.08%
               Telecommunications - 32.67%
    6,000      Alltel Corp. ....................................      $  188,250
    4,800      Ameritech Corp. .................................         291,000
    4,900      Bell Atlantic Corp. .............................         317,275
    6,400      BellSouth Corp. .................................         258,400
    6,150      GTE Corp. .......................................         279,825
    8,000      LCC International, Inc. - Cl. A (a) .............         148,000
    4,800      MCI Communications Corp. ........................         156,900
    2,300      MFS Communications Company, Inc. (a) ............         125,350
    4,500      SBC Communications, Inc. ........................         232,875
    2,700      Southern New England
               Telecommunications Corp. ........................         104,962
    8,900      Teleport Communications Group, Inc. .............
               - Cl.A (a) ......................................         271,450
    2,150      US West Communications Group ....................          69,338
    3,600      WorldCom, Inc. (a) ..............................          93,825
                                                                      ----------
                                                                       2,537,450
                                                                      ----------
               Utility-Electric - 41.60%
    4,000      American Electric Power Co. .....................         164,500
    4,100      Baltimore Gas & Electric Co. ....................         109,675
    5,500      Carolina Power & Light Co. ......................         200,750
    3,600      CILCORP, Inc. ...................................         131,850
    7,500      CINergy Corp. ...................................         250,312
    5,000      CMS Energy Corp. ................................         168,125
    7,200      DPL, Inc. .......................................         176,400
    5,000      DTE Energy Co. ..................................         161,875
    3,700      Duke Power Co. ..................................         171,125
    5,000      Enova Corp. .....................................         113,750
    4,500      FPL Group, Inc. .................................         207,000
    7,500      LG&E Energy Corp. ...............................         183,750
    4,100      Ohio Edison Co. .................................          93,275
    7,100      PacifiCorp ......................................         145,550
    6,300      Pinnacle West Capital Corp. .....................         200,025
    2,700      Portland General Corp. ..........................         113,400
    9,900      Southern Co. ....................................         223,987
    3,400      Texas Utilities Co. .............................         138,550
    2,600      Unicom Corp. ....................................          70,525
    2,700      Union Electric Co. ..............................         103,950
    3,600      WPS Resources Corp. .............................         102,600
                                                                      ----------
                                                                       3,230,974
                                                                      ----------
               Utility-Gas - 21.81%
    5,500      Brooklyn Union Gas Co. ..........................         165,688
    3,600      Coastal Corp. ...................................         175,950
    1,600      Columbia Gas System .............................         101,800
    1,600      Consolidated Natural Gas ........................          88,400
    5,200      Enron Corp. .....................................         224,250
    1,400      Enron Global Power & Pipe .......................          37,800
    3,900      ENSERCH Corp. ...................................          89,700
    5,200      MCN Corp. .......................................         150,150
    2,600      Pacific Enterprises .............................          78,975
    5,000      Questar Corp. ...................................         183,750
    4,000      Sonat, Inc. .....................................         206,000
    5,100      Williams Cos ....................................         191,250
                                                                      ----------
                                                                       1,693,713
                                                                      ----------

Total Common Stocks (Cost $5,732,145) ..........................      $7,462,137
                                                                      ----------

Principal
 Amount
---------
               SHORT-TERM INVESTMENTS - 3.72%
               U.S. Treasury Bills - 3.72%

$ 280,000      5.30%*, 1/23/97 .................................      $  279,156
   10,000      5.03%*, 2/27/97 .................................           9,925
                                                                      ----------

Total Short-Term Investments (Cost $289,081) .................        $  289,081
                                                                      ----------

Total Investments (Cost $6,021,226) - 99.80% .................        $7,751,218
Other Assets Less Liabilities - 0.20% ........................            15,437
                                                                      ----------
Net Assets - 100% ............................................        $7,766,655
                                                                      ==========
----------
(a)  Non-income producing security.
*    Discount rates.

                  See Notes to Financial Statements on Page 13

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Utility Portfolio

Statement of Assets and Liabilities December 31, 1996
--------------------------------------------------------------------------------

Assets
     Investments, at Value (Cost of $6,021,226) ...............       $7,751,218
     Cash .....................................................            8,683
     Dividends and Interest Receivable ........................           22,818
     Prepaid Expenses and Other ...............................               36
     Due from Bankers Trust ...................................            1,184
                                                                      ----------
Total Assets ..................................................        7,783,939
                                                                      ----------
Liabilities
     Accrued Expenses and Other ...............................           17,284
                                                                      ----------
Net Assets ....................................................       $7,766,655
                                                                      ==========
Composition of Net Assets
     Paid-in capital ..........................................       $6,036,663
     Net Unrealized Appreciation on Investments ...............        1,729,992
                                                                      ----------
Net Assets, December 31, 1996 .................................       $7,766,655
                                                                      ==========

================================================================================

Statement of Operations For the year ended December 31, 1996
--------------------------------------------------------------------------------

Investment Income
     Dividends ...................................................    $ 336,553
     Interest ....................................................       11,832
                                                                      ----------
Total Investment Income ..........................................      348,385
                                                                      ----------
Expenses
     Advisory Fees ...............................................       54,954
     Administration and Services Fees ............................        8,454
     Professional Fees ...........................................       21,494
     Trustees Fees ...............................................        2,315
     Miscellaneous ...............................................        1,363
                                                                      ----------
     Total Expenses ..............................................       88,580
     Less:  Expenses Absorbed by Bankers Trust ...................      (37,865)
                                                                      ----------
          Net Expenses ...........................................       50,715
                                                                      ----------
Net Investment Income ............................................      297,670
                                                                      ----------
Realized and Unrealized Gain (Loss) on Investments
     Net Realized Gain from Investment Transactions ..............      781,021
     Net Change in Unrealized Depreciation on Investments ........     (698,149)
                                                                      ----------
Net Realized and Unrealized Gain on Investments ..................       82,872
                                                                      ----------
Net Increase in Net Assets from Operations .......................    $ 380,542
                                                                      ==========

                  See Notes to Financial Statements on Page 13

================================================================================
Utility Portfolio

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            For the            For the
                                                                           year ended         year ended
                                                                        December 31, 1996   December 31, 1995
                                                                          ------------       ------------
Increase (Decrease) in Net Assets from:
Operations
     Net Investment Income .............................................  $    297,670       $    648,004
     Net Realized Gain (Loss) from Investment Transactions .............       781,021           (976,544)
     Net Change in Unrealized Appreciation (Depreciation) on Investments      (698,149)         4,040,966
                                                                          ------------       ------------
Net Increase in Net Assets from Operations .............................       380,542          3,712,426
                                                                          ------------       ------------
Capital Transactions
     Proceeds from Capital Invested ....................................       317,769            539,419
     Value of Capital Withdrawn ........................................    (3,169,611)       (12,746,962)
                                                                          ------------       ------------
Net Decrease in Net Assets from Capital Transactions ...................    (2,851,842)       (12,207,543)
                                                                          ------------       ------------
Total Decrease in Net Assets ...........................................    (2,471,300)        (8,495,117)
Net Assets
Beginning of Year ......................................................    10,237,955         18,733,072
                                                                          ------------       ------------
End of Year ............................................................  $  7,766,655       $ 10,237,955
                                                                          ============       ============

================================================================================

Financial Highlights
--------------------------------------------------------------------------------
Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Utility Portfolio.

                                                                                                        For the period
                                                                    For the year ended                  August 3, 1992
                                                                        December 31,                   (Commencement of
                                                    -------------------------------------------------    Operations) to
                                                       1996         1995         1994         1993      December 31, 1992
                                                    ----------   ----------   ----------   ----------   ---------------
Supplemental Data and Ratios:
Net Assets, End of Period (000s omitted) .........  $    7,767   $   10,238   $   18,733   $   37,590     $   16,002
     Ratios to Average Net Assets:
     Net Investment Income .......................        3.52%        4.42%        5.21%        4.60%          5.20%*
     Expenses ....................................        0.60%        0.60%        0.60%        0.60%          0.60%*
     Decrease Reflected in Above Expense Ratio Due
       to Absorption of Expenses by Bankers Trust         0.45%        0.31%        0.27%        0.26%          0.57%*
Portfolio Turnover Rate ..........................       24.90%       53.71%       11.43%        0.00%+         0.00%+
Average Commission Per Share .....................  $    0.053++

----------
*    Annualized
+    Less than 0.01%.
++ For the year beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for purchases or sales of equity securities.

                  See Notes to Financial Statements on Page 13

================================================================================
Utility Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies

A.  Organization

The Utility Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on December 11, 1991 as an unincorporated trust under the laws of New York, and commenced operations on August 3, 1992. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B.  Security Valuation

The Portfolio's investments are valued each business day by an independent pricing service approved by the Trustees. Securities traded on national exchanges or traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business each day. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost which, with accrued interest, approximates value. Securities for which quotations are not available are stated at fair value as determined by the Trustees.

C.  Security Transactions and Interest Income

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D.  Federal Income Taxes

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code. Therefore, no federal income tax provision is required.

E.  Other

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements.

Note 2--Fees and Transactions with Affiliates

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.10 of 1% of the Portfolio's average daily net assets. For the year ended December 31, 1996, this fee aggregated $8,454.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of 0.65 of 1% of the Portfolio's average daily net assets. For the year ended December 31, 1996, this fee aggregated $54,954.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 0.60 of 1% of the average daily net assets of the Portfolio. For the year ended December 31, 1996, expenses of the Portfolio have been reduced by $37,865.

Certain trustees and officers of the Portfolio are also directors, officers and employees of Edgewood Services, Inc., the distributor of the BT Investment Funds. None of the trustees so affiliated received compensation for services as trustees of the Portfolio. Similarly, none of the Portfolio's officers received compensation for services as trustees of the Portfolio.

Note 3--Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 1996, were $2,037,254 and $4,624,726, respectively. For federal income tax purposes, the tax basis of investments held at December 31, 1996 was $6,039,834. The aggregate gross unrealized appreciation was $1,750,839, and the aggregate gross unrealized depreciation for all investments was $39,455 as of December 31, 1996.

================================================================================
Utility Portfolio

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Holders of Beneficial Interest of the Utility Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Utility Portfolio as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period August 3, 1992 (commencement of operations) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Utility Portfolio as of December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Kansas City, Missouri
February 3, 1997

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                                       15

BT INVESTMENT FUNDS

Utility Fund

For shareholder account information and current price and yield quotations, shareholders may call their relationship manager or servicing agent. Prospectuses containing more extensive information regarding the BT Investment Funds may be obtained by calling or writing to DST Systems, Inc. or Edgewood Services, Inc., the primary Servicing Agent and Distributor, respectively, of BT Investment Funds:


BT Investment Funds
DST Systems, Inc.
210 West 10th St.
Kansas City, MO  64105

BT Investment Funds
Edgewood Securities, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897

You may write to the Utility Fund
at the following address:

BT Investment Funds
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897

                                                                Cusip #055922884
                                                                       STA468200